Exhibit 4.5

MUFG CAPITAL FINANCE 1 LIMITED
Name of Company:
MUFG CAPITAL FINANCE 1 LIMITED		CUSIP No:	[ ]
		ISIN:	US[ ]
		Common Code:	[ ]
Number: Pref 001
CUSIP No:	[ ]
ISIN:	US[ ]	Number		Preferred Securities
Common Code:	[ ]	Pref 001		[*]
Preferred Securities: [*]

Incorporated under the laws of the Cayman Islands

Share Capital of USD [*] divided into [*] Preference Shares

(of which [*] have so far been designated as Preferred Securities)

of USD 1,000 par value each and (ii) USD [*] divided into

[*] Ordinary Shares of USD [*] par value each

Issued to:		THIS IS TO CERTIFY THAT	[*]	is the
[*]		registered holder of —	[*]	— Preferred Securities
in the above-named Company subject to the Memorandum and Articles of Association thereof.

EXECUTED for and on behalf of the Company on this [17th] day of March 2006.

Dated [17th] March 2006		AUTHORIZED SIGNATORY

Transferred from: Original Issue		THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED [•], 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE [PAYING AGENT AND REGISTRAR] OF THE COMPANY

MUFG CAPITAL FINANCE 2 LIMITED
Name of Company:
MUFG Capital Finance 2 Limited		CUSIP No:	[ ]
		ISIN: EURO	[ ]
		Common Code:	[ ]
Number: Pref 001
CUSIP No:	[ ]
ISIN: EURO	[ ]	Number		Preferred Securities
Common Code:	[ ]	Pref 001		[*]
Preferred Securities: [*]

Incorporated under the laws of the Cayman Islands

Share Capital of EURO [*] divided into [*] Preference Shares

(of which [*] have so far been designated as Preferred Securities)

of EURO 1,000 par value each and (ii) EURO [*] divided into

[*] Ordinary Shares of EURO [*] par value each

Issued to:		THIS IS TO CERTIFY THAT	[*]	is the
[*]		registered holder of —	[*]	— Preferred Securities
in the above-named Company subject to the Memorandum and Articles of Association thereof.

EXECUTED for and on behalf of the Company on this [17th] day of March 2006.

Dated [17th] March 2006		AUTHORIZED SIGNATORY

Transferred from: Original Issue		THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED [•], 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE [PAYING AGENT AND REGISTRAR] OF THE COMPANY

MUFG CAPITAL FINANCE 3 LIMITED
Name of Company:
MUFG Capital Finance 3 Limited		CUSIP No:	[ ]
		ISIN: YEN	[ ]
		Common Code:	[ ]
Number: Pref 001
CUSIP No:	[ ]
ISIN: YEN	[ ]	Number		Preferred Securities
Common Code:	[ ]	Pref 001		[*]
Preferred Securities: [*]

Incorporated under the laws of the Cayman Islands

Share Capital of YEN [*] divided into [*] Preference Shares

(of which [*] have so far been designated as Preferred Securities)

of YEN 10,000,000 par value each and (ii) YEN [*] divided into

[*] Ordinary Shares of YEN [*] par value each

Issued to:		THIS IS TO CERTIFY THAT	[*]	is the
[*]		registered holder of —	[*]	— Preferred Securities
in the above-named Company subject to the Memorandum and Articles of Association thereof.

EXECUTED for and on behalf of the Company on this [17th] day of March 2006.

Dated [17th] March 2006		AUTHORIZED SIGNATORY

Transferred from: Original Issue		THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED [•], 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE [PAYING AGENT AND REGISTRAR] OF THE COMPANY